                                                             Exhibit 10.23

                        AMENDMENT TO EMPLOYMENT AGREEMENT

                                  HILTON PLEIN

      This Amendment to Employment Agreement (the "Amendment") is made to be effective as of May 12, 1999 (the "Effective Date") by and between PAPEREXCHANGE.COM, LLC, a Delaware limited liability company (the "Company"), and Hilton Plein ("Employee").

                                    RECITALS

1. Employee and the Company previously entered into that certain Employment Agreement effective as of April 9, 1998 (the "Agreement").

2. Since entering into the Agreement, the circumstances pertaining to Employee's provision of services to the Company has changed such that the Company and Employee believe it to be in the best interest of both parties to amend the Agreement.

                              OPERATIVE PROVISIONS

      In consideration of the above recitals, which are incorporated into and are material part of the operative provisions of this Amendment, and of the promises, covenants and conditions stated herein, Company and Employee agree to amend the Agreement as follows:


                                       1.

      A. Section 1 and subsection 1.1 of the Agreement shall be deleted and shall hereafter read as follows:

      "1. TITLE; POSITION AND RESPONSIBILITIES

      1.1 During the period of Employee's employment hereunder, Employee's title shall be one mutually acceptable to Employee and the Company's Chief Technology Officer. Employee shall render administrative and management services to the Company as delegated by the Company's Management board or the Company's Chief Technology Officer. Employee shall report directly to the Company's Chief Technology Officer."

      B. A new subsection 1.2 shall be added to the Agreement, and shall read as follows:

      "1.2 Nothing contained herein shall be construed to require Employee to relocate."

      C. Subsection 2.1 of the Agreement shall be deleted and hereafter shall read as follows:

      "2.1 The period of Employee's employment under this Agreement shall be deemed to have commenced on May 12, 1999 and shall continue for a period of five
(5) full years thereafter. At the end of the five (5) year period, this Agreement shall be automatically renewed for consecutive one-year renewal terms unless the Company provides written notice of non-renewal at least ninety (90) days prior to the end of the initial five (5) year period; or, if renewed for one or more one-year renewal periods, written notice of non-renewal must be given by Employee or the Company not less than thirty (30) days prior to the end of the then current renewal period."

      D. The title to Section 3 of the Agreement shall be amended to read as follows:


                                       2.

      "3. COMPENSATION, REIMBURSEMENT, BENEFITS; MISCELLANEOUS"

      E. Subsection 3.1 of the Agreement shall be deleted and hereafter shall read as follows:

      "3.1 The compensation specified under this Agreement shall constitute the salary and benefits paid for Employee's performance of the duties described in
Article 1. The Company shall pay Employee as compensation a salary of not less than $120,000 per year ("Base Salary"). The Base Salary shall be payable in accordance with Company's payroll practices. During the period of this Agreement, Employee's Base Salary shall be reviewed for the determination of whether any merit increases are warranted. No downward adjustment shall be made in the Base Salary without Employee's written approval, which approval may be withheld by Employee in his sole and absolute discretion. In addition to the annual merit review, at the end of every twelve month period from the date hereof, Employee's Base Salary shall be adjusted based on the inflation rate for information technology professionals, as determined by a reasonable third party source such as Information Week. Following any adjustment of the Base Salary pursuant to this Section 3.1, the adjusted Base Salary thereafter shall become the "Base Salary" for purposes of this Agreement."

      F (I). Subsection 3.2 of the Agreement shall be deleted and thereafter shall read as follows:

      "3.2 Employee shall be entitled to participate in any staff-wide bonus program, if any, offered by the Company."

      F (II). The first sentence of Section 3.3 is modified to read as follows "The Company shall also provide Employee, at no cost to Employee, with a health insurance policy pursuant to


                                       3.

the Company's group health insurance policy or policies as in effect from time to time and made available to senior executives of the Company.

      G. Subsection 3.4 of the Agreement shall be deleted and thereafter shall read as follows:

      "3.4 Employee shall be entitled to a one-time cash bonus in the amount of $5,000, which shall be payable on the last business day of December 1999."

      H. Subsection 3.8 of the Agreement shall be deleted and thereafter shall read as follows:

      "3.8 The Company shall grant Employee three (3) weeks of fully compensated vacation per annum under this Agreement."

      I. A new subsection 3.9 shall be added to the Agreement and shall read as follows:

      "3.9 If a new position is created within the Company, the Company agrees to give Employee a good-faith assessment review for that position, if Employee so requests an opportunity to fill that position. Thereafter, if Employee assumes such new position and the Company, in good-faith, determines that such new position warrants a higher salary, the Company will immediately adjust Employee's Base Salary accordingly."

      J. A new Subsection 3.10 shall be added to the Agreement and shall read as follows:

      "3.10 The Company will appoint Employee as a member of its Advisory Board once the Company establishes the Advisory Board; provided, however, that Employee understands and agrees that he will not be entitled to any compensation for service on the Advisory Board."


                                       4.

      K. A new Subsection 3.11 shall be added to the Agreement and shall read as follows:

      "3.11 The Company agrees that in any and all of its communications to third parties, it will refer to Employee as a founder of the Company."

      L. All other provisions of the Agreement not deleted or amended hereby shall remain in full force and effect through the term of the Agreement, as such term has been modified by this Amendment.

            Company and Employee have executed this Amendment to be effective on and as of the Effective Date given hereinabove.

            "EMPLOYEE"


            By: /s/ Hilton Plein
                --------------------------------------
                Hilton Plein


            "COMPANY"

            PAPEREXCHANGE.COM, LLC


            By: /s/ Jason Weiss
                --------------------------------------

                    Name:
                         -----------------------------

                    Title:
                          ----------------------------


                                       5.

I, Hilton Plein do hereby consent to have the closing of the Purchase Agreement moved from May 12, 1999 to May 14, 1999 if the documents are signed today May 12, 1999.


/s/ Hilton Plein
---------------------------
Hilton Plein

Date: May 12, 1999
      ---------------------

      IN WITNESS WHEREOF, the parties of this Agreement have duly executed this Agreement or have caused this Agreement to be duly executed on the day and year first above written.


      HILTON PLEIN

      /s/ Hilton Plein
      ----------------------------------
      Hilton Plein


      KRAFT GROUP, LLC

      By /s/ Robert Kraft
         -------------------------------

         Name:
              --------------------------

         Title:
               -------------------------


      PAPEREXCHANGE.COM, LLC

      By /s/ Jason Weiss
         -------------------------------

         Name: Jason Weiss
              --------------------------

         Title: CEO
               -------------------------


     TERRAPIN PARTNERS, LLC

      By /s/ Jason Weiss
         -------------------------------

         Name: Jason Weiss
              --------------------------

         Title: Managing Partner
               -------------------------


                                       6.

                        RESIGNATION FROM MANAGEMENT BOARD

I Hilton Plein hereby resign my seat on the Management Board of PaperExchange.com, LLC.

Executed at Chicago IL on May 12th, 1999


/s/ Hilton Plein
----------------------------------
HILTON PLEIN